Exhibit 99.1

Wayfair Announces First Quarter 2018 Results
Q1 Direct Retail Net Revenue Growth of 48% Year over Year to $1.4 billion
11.8 million Active Customers, up 33% Year over Year

BOSTON, MA — May 2, 2018 — Wayfair Inc. (NYSE: W), one of the world’s largest online destinations for the home, today reported financial results for its first quarter ended March 31, 2018.
First Quarter 2018 Financial Highlights

•	Direct Retail net revenue, consisting of sales generated primarily through Wayfair’s sites, increased $448.5 million to $1.4 billion, up 47.7% year over year

•	Gross profit was $323.8 million or 23.1% of total net revenue

•	GAAP net loss was $107.8 million

•	Adjusted EBITDA was $(50.0) million or (3.6)% of total net revenue

•	GAAP basic and diluted net loss per share was $1.22

•	Non-GAAP diluted net loss per share was $0.91

•	Non-GAAP free cash flow was $(47.6) million

•	At the end of the first quarter, cash, cash equivalents, and short-term and long-term investments totaled $593.0 million
"Our Direct Retail business continues to grow at a strong rate, both in the U.S. and internationally, as our customers benefit from the investments we have been making across our business and reward us with their loyalty and spending. We are delighted with this momentum as we continue to lead the way in bringing customers the best possible shopping experience in our category online," said Niraj Shah, CEO, co-founder and co-chairman, Wayfair. "We are really pleased with the growth we are seeing across our business and the market share gains this growth represents. Most recently, we were excited to see the success of Way Day as we offered our customers a compelling shopping event that was well-timed for shoppers looking to refresh their homes for the spring season. Overall, we are delighted with how the business performed in Q1 and are excited to build on this strength moving forward."
Other First Quarter Highlights

•	The number of active customers in our Direct Retail business reached 11.8 million as of March 31, 2018, an increase of 33.2% year over year

•	LTM net revenue per active customer was $432 as of March 31, 2018, an increase of 9.6% year over year

•	Orders per customer, measured as LTM orders divided by active customers, was 1.79 for the first quarter of 2018, compared to 1.73 for the first quarter of 2017

•	Repeat customers placed 64.3% of total orders in the first quarter of 2018, compared to 60.4% in the first quarter of 2017

•	Repeat customers placed 3.8 million orders in the first quarter of 2018, an increase of 48.9% year over year

•	Orders delivered in the first quarter of 2018 were 5.9 million, an increase of 39.8% year over year

•	Average order value was $236 for the first quarter of 2018, compared to $223 in the first quarter of 2017

•	In the first quarter of 2018, 49.2% of total orders delivered for our Direct Retail business were placed via a mobile device, compared to 44.6% in the first quarter of 2017

Webcast and Conference Call
Wayfair will host a conference call and webcast to discuss its first quarter 2018 financial results today at 8 a.m. (ET). Investors and participants can access the call by dialing (833) 286-5803 in the U.S. and (647) 689-4448 internationally. The passcode for the conference line is 3899113. The call will also be available via live webcast at investor.wayfair.com along with supporting slides. An archive of the webcast conference call will be available shortly after the call ends. The archived webcast will be available at investor.wayfair.com.
About Wayfair
Wayfair believes everyone should live in a home they love. Through technology and innovation, Wayfair makes it possible for shoppers to quickly and easily find exactly what they want from a selection of more than 10 million items across home furnishings, décor, home improvement, housewares and more. Committed to delighting its customers every step of the way, Wayfair is reinventing the way people shop for their homes - from product discovery to final delivery.
The Wayfair family of sites includes:

•	Wayfair, an online destination for all things home

•	Joss & Main, where beautiful furniture and finds meet irresistible savings

•	AllModern, unbelievable prices on everything modern

•	Birch Lane, a collection of classic furnishings and timeless home décor

•	Perigold, unparalleled access to the finest home décor and furnishings
Wayfair generated $5.2 billion in net revenue for the twelve months ended March 31, 2018. Headquartered in Boston, Massachusetts with operations throughout North America and Europe, the company employs more than 8,700 people.
Media Relations Contact:
Jane Carpenter, 617-502-7595
PR@wayfair.com

Investor Relations Contact:
Joe Wilson
IR@wayfair.com
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal and state securities laws. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions.
Forward-looking statements are based on current expectations of future events. We cannot guarantee that any forward-looking statement will be accurate, although we believe that we have been reasonable in our expectations and assumptions. Investors should realize that if underlying assumptions prove inaccurate or that known or unknown risks or uncertainties materialize, actual results could vary materially from our expectations and projections. Investors are therefore cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements speak only as of the date of this press release and, except as required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events or otherwise.
A list and description of risks, uncertainties and other factors that could cause or contribute to differences in our results can be found under Part I, Item 1A, Risk Factors in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the Company’s subsequent filings with the Securities and Exchange Commission. We qualify all of our forward-looking statements by these cautionary statements.

Non-GAAP Financial Measures
To supplement our unaudited consolidated and condensed financial statements presented in accordance with generally accepted accounting principles ("GAAP"), this earnings release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including Adjusted EBITDA, Adjusted EBITDA as a percentage of total net revenue ("Adjusted EBITDA Margin"), free cash flow and non-GAAP net loss and diluted net loss per share. We use these non-GAAP financial measures internally in analyzing our financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We have provided a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure in this earnings release.
Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures that are calculated as income (loss) before depreciation and amortization, equity-based compensation and related taxes, interest and other income and expense, (benefit from) provision for income taxes, and non-recurring items. We have included Adjusted EBITDA and Adjusted EBITDA Margin in this earnings release because they are key measures used by our management and our board of directors to evaluate our operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA and Adjusted EBITDA Margin facilitates operating performance comparisons on a period-to-period basis and, in the case of exclusion of the impact of equity-based compensation and related taxes, excludes an item that we do not consider to be indicative of our core operating performance. Investors should, however, understand that equity-based compensation will be a significant recurring expense in our business and an important part of the compensation provided to our employees. Accordingly, we believe that Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors.
Free cash flow is a non-GAAP financial measure that is calculated as net cash (used in) provided by operating activities less net cash used to purchase property and equipment and site and software development costs. We believe free cash flow is an important indicator of our business performance, as it measures the amount of cash we generate. Accordingly, we believe that free cash flow provides useful information to investors and others in understanding and evaluating our operating results in the same manner as our management.
Non-GAAP diluted net loss per share is a non-GAAP financial measure that is calculated as GAAP net loss plus equity-based compensation and related taxes, (benefit from) provision for income taxes, and non-recurring items divided by weighted average shares. We believe that adding back equity-based compensation expense and related taxes and (benefit from) provision for income taxes, and non-recurring items as adjustments to our GAAP diluted net loss before calculating per share amounts for all periods presented provides a more meaningful comparison between our operating results from period to period.
We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors should also note that the non-GAAP financial measures we use may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies, including other companies in our industry.
The following table reflects the reconciliation of net loss to Adjusted EBITDA and Adjusted EBITDA Margin for each of the periods indicated (in thousands):

	Three months ended March 31,
	2018	2017
Reconciliation of Adjusted EBITDA
Net loss	$(107,775)	$(56,539)
Depreciation and amortization	25,962	20,352
Equity based compensation and related taxes	27,147	14,958
Interest expense, net	5,407	299
Other (income), net	(941)	(176)
Provision for income taxes	240	210
Adjusted EBITDA	$(49,960)	$(20,896)

Net revenue	$1,404,269	$960,825
Adjusted EBITDA Margin	(3.6)%	(2.2)%

The following table presents Adjusted EBITDA attributable to our segments, and the reconciliation of net loss to consolidated Adjusted EBITDA is presented in the preceding table (in thousands):

	Three months ended March 31,
	2018	2017
Segment Adjusted EBITDA
U.S.	$(7,938)	$3,728
International	(42,022)	(24,624)
Adjusted EBITDA	$(49,960)	$(20,896)
A reconciliation of GAAP net loss to non-GAAP diluted net loss, the most directly comparable GAAP financial measure, in order to calculate non-GAAP diluted net loss per share, is as follows (in thousands, except per share data):

	Three months ended March 31,
	2018	2017
Net loss	$(107,775)	$(56,539)
Equity based compensation and related taxes	27,147	14,958
Provision for income taxes	240	210
Non-GAAP net loss	$(80,388)	$(41,371)
Non-GAAP net loss per share, basic and diluted	$(0.91)	$(0.48)
Weighted average common shares outstanding, basic and diluted	88,467	86,036
The following table presents a reconciliation of free cash flow to net cash used in operating activities for each of the periods indicated (in thousands):

	Three months ended March 31,
	2018	2017
Net cash used in operating activities	$(13,077)	$(46,098)
Purchase of property and equipment	(21,363)	(11,952)
Site and software development costs	(13,154)	(10,920)
Free cash flow	$(47,594)	$(68,970)
Key Financial and Operating Metrics (in thousands, except LTM Net Revenue per Active Customer and Average Order Value)

	Three months ended March 31,
	2018	2017
Consolidated Financial Metrics
Net Revenue	$1,404,269	$960,825
Adjusted EBITDA	$(49,960)	$(20,896)
Free cash flow	$(47,594)	$(68,970)
Direct Retail Financial and Operating Metrics
Direct Retail Net Revenue	$1,388,890	$940,352
Active Customers	11,795	8,855
LTM Net Revenue per Active Customer	$432	$394
Orders Delivered	5,888	4,213
Average Order Value	$236	$223

The following table presents Direct Retail and Other net revenues attributable to the Company’s reportable segments for the periods presented (in thousands):

	Three months ended March 31,
	2018	2017
U.S. Direct Retail	$1,186,205	$837,556
U.S. Other	15,379	20,473
U.S. segment net revenue	1,201,584	858,029
International Direct Retail	202,685	102,796
International segment net revenue	202,685	102,796
Total net revenue	$1,404,269	$960,825

WAYFAIR INC.
CONSOLIDATED AND CONDENSED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	March 31, 2018	December 31, 2017
Assets
Current assets
Cash and cash equivalents	$522,026	$558,960
Short-term investments	60,032	61,032
Accounts receivable, net of allowance of $6,539 and $7,000 at March 31, 2018 and December 31, 2017, respectively	31,977	37,948
Inventories	34,550	28,042
Prepaid expenses and other current assets	148,295	130,838
Total current assets	796,880	816,820
Property and equipment, net	404,309	361,141
Goodwill and intangible assets, net	3,218	3,105
Long-term investments	10,962	21,561
Other noncurrent assets	11,077	10,776
Total assets	$1,226,446	$1,213,403
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$485,631	$440,366
Accrued expenses	114,517	120,247
Deferred revenue	110,074	94,116
Other current liabilities	89,430	85,026
Total current liabilities	799,652	739,755
Lease financing obligation, net of current portion	82,580	82,580
Long-term debt	337,186	332,905
Other liabilities	134,232	106,492
Total liabilities	1,353,650	1,261,732

Convertible preferred stock, $0.001 par value per share: 10,000,000 shares authorized and none issued at March 31, 2018 and December 31, 2017	—	—
Stockholders’ equity:
Class A common stock, par value $0.001 per share, 500,000,000 shares authorized, 58,274,357 and 57,398,983 shares issued and outstanding at March 31, 2018 and December 31, 2017, respectively	58	57
Class B common stock, par value $0.001 per share, 164,000,000 shares authorized, 30,579,183 and 30,809,627 shares issued and outstanding at March 31, 2018 and December 31, 2017, respectively	31	31
Additional paid-in capital	562,349	537,212
Accumulated deficit	(686,384)	(583,266)
Accumulated other comprehensive (loss)	(3,258)	(2,363)
Total stockholders’ equity	(127,204)	(48,329)
Total liabilities and stockholders’ equity	$1,226,446	$1,213,403

WAYFAIR INC.
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three months ended March 31,
	2018	2017
Net revenue	$1,404,269	$960,825
Cost of goods sold (1)	1,080,445	723,942
Gross profit	323,824	236,883
Operating expenses:
Customer service and merchant fees (1)	53,884	35,058
Advertising	161,646	118,265
Selling, operations, technology, general and administrative (1)	211,363	139,766
Total operating expenses	426,893	293,089
Loss from operations	(103,069)	(56,206)
Interest expense, net	(5,407)	(299)
Other income, net	941	176
Loss before income taxes	(107,535)	(56,329)
Provision for income taxes	240	210
Net loss	$(107,775)	$(56,539)
Net loss per share, basic and diluted	$(1.22)	$(0.66)
Weighted average number of common stock outstanding used in computing per share amounts, basic and diluted	88,467	86,036

(1) Includes equity based compensation and related taxes as follows:

Cost of goods sold	$565	$145
Customer service and merchant fees	970	644
Selling, operations, technology, general and administrative	25,612	14,169
	$27,147	$14,958

WAYFAIR INC.
 CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three months ended March 31,
	2018	2017
Cash flows from operating activities
Net loss	$(107,775)	$(56,539)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	25,962	20,352
Equity based compensation	24,400	13,629
Amortization of discount and issuance costs on convertible notes	4,281	—
Other non-cash adjustments	111	(246)
Changes in operating assets and liabilities:
Accounts receivable	6,010	(2,651)
Inventories	(6,491)	4,094
Prepaid expenses and other current assets	(17,218)	(28,200)
Accounts payable and accrued expenses	34,058	(22,412)
Deferred revenue and other liabilities	23,821	25,930
Other assets	(236)	(55)
Net cash used in operating activities	(13,077)	(46,098)

Cash flows from investing activities
Purchase of short-term and long-term investments	—	(16,225)
Sale and maturities of short-term investments	11,390	18,275
Purchase of property and equipment	(21,363)	(11,952)
Site and software development costs	(13,154)	(10,920)
Other investing activities	(267)	—
Net cash used in investing activities	(23,394)	(20,822)

Cash flows from financing activities
Taxes paid related to net share settlement of equity awards	(391)	(592)
Net proceeds from exercise of stock options	29	54
Net cash used in financing activities	(362)	(538)
Effect of exchange rate changes on cash and cash equivalents	(101)	26
Net decrease in cash and cash equivalents	(36,934)	(67,432)

Cash and cash equivalents
Beginning of period	558,960	279,840
End of period	$522,026	$212,408